                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-3 of Duke Capital Corporation of our report dated February 13, 1998 appearing in the Form 10 of Duke Capital Corporation, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.


  /s/ DELOITTE & TOUCHE LLP
-------------------------------
    DELOITTE & TOUCHE LLP



Charlotte, North Carolina
January 27, 1999